Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 14 – Subsequent Events

Amendments to Articles of Incorporation

On July 17, 2024, following approval by the Board of Directors, the Company filed a Certificate of Designations, Preferences, and Rights of the Series A Convertible Preferred Stock (the "COD”) with the Nevada Secretary of State. The COD designated 4,250 shares of Series A Convertible Preferred Stock (the “Series A”). The Series A ranks senior to both the Company’s common stock and any other series of preferred stock with respect to the preferences as to dividends, distributions, and payments, upon the liquidation, dissolution, and winding up of the Company. Each share of Series A may be converted into 1,000 shares of the Company’s common stock.

The Series A preferred shares have a conversion beneficial ownership limitation of 4.99%, or 9.99% upon election of the holder upon at least 61 days written notice to the Company. The Series A preferred shares have no voting rights, except as required by law and as expressly provided in the COD.

Working Capital Adjustment Agreement

On July 22, 2024, the Company and Red Cat finalized the working capital adjustment related to the acquisitions of Fat Shark and Rotor Riot pursuant to the Purchase Agreement. The Purchase Agreement provided that the purchase price was to be increased on a dollar-for-dollar basis by the amount by which the working capital exceeded the agreed working capital (the "Working Capital Adjustment”). After negotiations between the parties, it was determined that the Company owed Red Cat $2.0 million as a Working Capital Adjustment.

The original Note payable for $2.0 million was reissued to Red Cat with (i) an increased aggregate principal amount of $4,000,000 to give effect to the working capital adjustments discussed above, and (ii) extend the maturity date of the new Note to November 30, 2025.

Red Cat Holdings, Inc.’s Sale of Securities

On July 22, 2024, the Company’s principal shareholder, Red Cat sold all of its securities in the Company to two unaffiliated third-party investors (the "Investors”). As part of the transaction, Red Cat entered into an Exchange Agreement with the Company pursuant to which Red Cat exchanged 4,250,000 shares of the Company’s common stock, par value $0.01 per share for 4,250 shares of the Company’s newly designated Series A Convertible Preferred Stock (the "Series A”).

Red Cat then sold the Series A and the New Note Payable, to the Investors on July 22, 2024.

Quarterly Grants to our Board of Directors

On July 30, 2024, the Company issued non-employee directors listed in the table below the equity portion of their quarterly compensation. Each of the directors received a vested restricted stock grant for services as a director (and where applicable, committee member) during the quarter ended June 30, 2024. The shares of restricted common stock were granted under the Company’s 2022 Equity Incentive Plan and was subject to each director executing the Company’s standard Restricted Stock Agreement, which occurred on July 29, 2024. The fair value per share was based on the quoted trading price as of the close of the market as of July 17, 2024.

Director	Fair Value Per Share	Amount of Restricted Common Stock	Aggregate Fair Value
Cristina Colon	$1.79	6,052	$10,833
Sanford Rich	$1.79	6,052	$10,833
Robert Lowry	$1.79	6,052	$10,833
Jeffrey Thompson	$1.79	5,587	$10,000